The Royce Fund
Supplement to the Prospectus Dated May 1, 2012
Royce Select Fund II

Effective September 28, 2012, Royce Select Fund II, formerly a fund designed for “qualified investors”, is available to all U.S. investors.  The prospectus for the Fund dated May 1, 2012 is revised as set forth below:

Investment Goal
The reference, “a fund designed for qualified investors” is deleted from the section of the prospectus entitled “Investment Goal”.  This section is now as follows:

“The investment goal of Royce Select Fund II is long-term growth of capital.”

Fees and Expenses of the Fund
The annual fund operating expense table and expense example are replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	0.00%
Other expenses Dividends on securities sold short Interest expense Other Acquired fund fees and expenses	0.07% 0.11% 1.32% 0.01%
Total annual Fund operating expenses	2.76%
Fee waivers and/or expense reimbursements	(1.08)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.68%
For the period beginning September 28, 2012 and ending on the date that the Fund’s pre-fee cumulative total return exceeds its pre-fee total return as of the day on which a fee was last accrued under its Investment Advisory Agreement dated June 30, 2005, Royce has contractually agreed, without right of termination, to waive its compensation and/or agrees to reimburse ordinary operating expenses (excluding dividend expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses and other expenses not borne in the ordinary course of business)relating to the Investment Class of the Fund.  Thereafter, Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding dividend expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2015.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because they include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$171	$529	$1,145	$2,810

Investment Advisory Services Provided By Royce
The investment advisory fee rates for Royce Select Fund II are added as follows:

- 1.25% of the first $2,000,000,000
- 1.20% of the next $2,000,000,000
- 1.15% of the next $2,000,000,000
- 1.10% of any additional net assets

Performance Fee for Royce Select Funds
The above referenced section is hereby deleted.

Responsibility for Payment of Other Ordinary Operating Expenses in Royce Select Funds
The above referenced section is hereby deleted.

Investing in Royce Select Funds – Who May Invest in these Funds
The above referenced section is hereby deleted.

September 27, 2012

RS2-SUPP-0912